Holders of Record, holding 5% or more of the outstanding balance for GMAC Commercial Mortgage Securities, Inc.
Mortgage Pass Through Certificates Series 2003 C1 as reflected in the security position listing as of December 31, 2003 provided by DTC.

Class	Name and Address of Holder	Amount Held	% Class
A1	Deutsche Bank Trust Co Americas	49,000,000	23%
	648 Grassmere Park Road
	Nashville, TN 37211

	DBTC Americas/Suntrust Portfolio	25,480,000	12%
	14 Wall Street, 5th Floor
	New York, NY 10005

	SSB&T Co.	11,670,000	5%
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No. Quincy, MA 02171

	The Bank of New York/Fleet Bank	50,000,000	23%
	One Wall Street
	New York, NY 10286

	JP Morgan Chase Bank	35,830,000	17%
	14201 Dallas Parkway
	Dallas, TX 75254

	Fifth Third Bank	36,300,000	17%
	38 Fountain Square Plaza
	Mail Drop 1090F1
	Cincinnati, OH 45263

A2	The Bank of New York	60,950,000	16%
	One Wall Street
	New York, NY 10286

	Deutsche Bank Trust Co Americas	90,500,000	23%
	648 Grassmere Park Road
	Nashville, TN 37211

	JP Morgan Chase Bank	80,206,000	20%
	14201 Dallas Parkway
	Dallas, TX 75254

	SSB&T Co.	26,750,000	7%
	1776 Heritage Dr.
	Global Corporate Action Unit JAB 5NW
	No. Quincy, MA 02171

	LaSalle Bank N.A.	30,950,000	8%
	135 South LaSalle Street
	Chicago, IL 60603

	Citibank	54,700,000	14%
	3800 Citibank Center B3 15
	Tampa, FL 33610

B	The Bank of New York	4,000,000	10%
	One Wall Street
	New York, NY 10286

	JP Morgan Chase Bank	27,409,000	70%
	14201 Dallas Parkway
	Dallas, TX 75254

	Wells Fargo	2,000,000	5%
	Issuer Services
	C/O ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

	Mellon Trust of New England, National Association	5,000,000	13%
	525 William Penn Place, Suite 3418
	Pittsburgh, PA 15259

C	The Bank of New York	5,000,000	42%
	One Wall Street
	New York, NY 10286

	JP Morgan Chase Bank	6,822,000	58%
	14201 Dallas Parkway
	Dallas, TX 75254

D	JP Morgan Chase Bank	17,332,000	78%
	14201 Dallas Parkway
	Dallas, TX 75254

	Wells Fargo	4,000,000	18%
	Issuer Services
	C/O ADP Proxy Services
	51 Mercedes Way
	Edgewood, NY 11717

E	JP Morgan Chase Bank	15,763,000	100%
	14201 Dallas Parkway
	Dallas, TX 75254